                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                       VERTEX COMMUNICATIONS CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $.10 per share (the "Shares"), of Vertex Communications Corporation, a Texas corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 2 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                           FIRST UNION NATIONAL BANK

          BY OVERNIGHT COURIER:                    BY MAIL OR HAND DELIVERY:

     Corporate Trust--Reorganization            Corporate Trust--Reorganization
               Department                                 Department
    1525 West W.T. Harris Blvd., 3C3           1525 West W.T. Harris Blvd., 3C3
  Charlotte, North Carolina 28262-1153       Charlotte, North Carolina 28288-1153

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (704) 590-7628

                  FOR CONFIRMATION OF FACSIMILE TRANSMISSIONS:

                                 (704) 590-7408

                                FOR INFORMATION:

                                 (800) 829-8432

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Signal Acquisition Corporation, a Texas corporation (the "Purchaser") and a wholly owned subsidiary of TriPoint Global Communications Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated November 18, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase.

-------------------------------------------

 Number of Shares: ____________________________________________________________

 Certificate Nos. (if available): _____________________________________________
 ______________________________________________________________________________

 / / If shares will be tendered by book-entry transfer, name of tendering institution:

     __________________________________________________________________________

 Account Number: ______________________________________________________________

 Dated: _______________________________________________________________________

-------------------------------------------
-------------------------------------------

 Name(s) of
 (Record Holder(s): ___________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

                                  Please Print

 Address(es): _________________________________________________________________

 ______________________________________________________________________________

                                                                     (Zip Code)

 Daytime Area Code & Tel. No.: ________________________________________________

 Signature(s): ________________________________________________________________

 ______________________________________________________________________________

 Dated: _________________________________________________________________, 1999
------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Letter of Transmittal) after the date hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent's Message (as defined in the Offer to Purchase) and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

-------------------------------------------

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                                                                       Zip Code

 Area Code and Tel. No: _______________________________________________________
-------------------------------------------
-------------------------------------------

 ______________________________________________________________________________

                              Authorized Signature

 Name: ________________________________________________________________________

                              Please Type or Print

 ______________________________________________________________________________

 Title: _______________________________________________________________________

 Dated: _______________________________________________________________________
 --------------------------------------------

 --------------------------

 NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.